Exhibit 10.39

FIRST AMENDMENT TO HOTEL PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO HOTEL PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of May 1, 2019 (the “Effective Date”), by and between LODGING FUND REIT III OP, LP, a Delaware limited partnership (“Purchaser”), and EAGAN LODGING INVESTORS II, LLC, a Wisconsin limited liability company (“Seller”).

RECITALS:

A.                                    Purchaser and Seller are parties to that certain Hotel Purchase and Sale Agreement dated as of April 10, 2019 (the “Agreement”) with respect to the purchase and sale of the Hampton Inn located at 3000 Eagandale Place, Eagan, Minnesota 55121, as more particularly described in the Agreement; and

B.                                    Purchaser and Seller desire to amend the Agreement as set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows:

1.                                      Effective Date.  Seller and Purchaser hereby agree that the Effective Date of the Agreement shall be April 11, 2019.

2.                                      Allocation of Purchase Price.  Pursuant to Section 5.i of the Agreement, Purchaser and Seller hereby agree that the allocation of the Purchase Price set forth on Exhibit D attached to the Agreement is hereby confirmed.

3.                                      Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined shall have the meaning ascribed to them in the Agreement.

4.                                      No Further Amendment. All remaining terms, conditions and provisions contained in the Agreement shall remain unmodified and in full force and effect.

5.                                      Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The submission of a signature page transmitted by electronic transmission, including PDF via email, shall be considered an “original” signature page for the purposes of this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

PURCHASER:

LODGING FUND REIT III OP, LP

By:	Lodging Fund REIT III, Inc., General Partner

	By:	/s/ Dave Durell
Name: Dave Durell
Title: Chief Acquisition Officer

SELLER:

EAGAN LODGING INVESTORS II, LLC

By:	North Central Group, Inc., Manager

	By:	/s/ David A. Lenz
David A. Lenz, Founder and Chairman